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                                    THE BANK                        Exhibit 10.1
                           LOAN MODIFICATION AGREEMENT
                              K-TRON AMERICA, INC.

Date: July 9, 2003                                  Loan #6039359-6600
Original Amount: $5,000,000.00                      Annual Fee: $10,000.00
Current Commitment: $4,000,000.00                   Maturity Date: July 05, 2005

WHEREAS, the undersigned borrower executed the note referred to above on June 24, 1998, And,

WHEREAS, the note, security agreement and commitment letter executed by the borrower allow a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank's lien.

NOW, therefore, in consideration of an annual fee of $10,000.00, the above referenced note is extended and modified as follows:

      IT IS HEREBY AGREED THAT THE ABOVE NUMBERED NOTE SHALL BECOME DUE JULY 5,2005. DURING THE TERMS OF THE RENEWAL, PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING AUGUST 1, 2003 AND SHALL BE APPLIED TO INTEREST AND THEN TO PRINCIPAL.

      BORROWER AGREES THAT UNTIL ALL OBLIGATIONS HEREUNDER ARE FULLY PAID AND DISCHARGED, BORROWER WILL NOT WITHOUT PRIOR WRITTEN CONSENT OF THE BANK:

      1. Permit any merger or acquisition by Guarantor (K-Tron International, Inc.) or its subsidiaries involving consideration of more than $4 million without the written approval of The Bank.

All terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

                                        ACCEPTED BY:
                                        K-TRON AMERICA, INC.

                                        /s/ Patricia M. Moore             7/9/03
                                        ----------------------------------------
                                        Patricia M. Moore/ VP Finance       Date
THE BANK


By: /s/ David J. Hanrahan, Sr.
    -------------------------           /s/ Mary Vaccara                  7/9/03
    David J. Hanrahan, Sr.              ----------------------------------------
    Senior Vice President               Mary Vaccara/Secretary              Date